Exhibit 10.28

Portions herein identified by **have been omitted pursuant to a request for confidential  treatment and have been filed separately with the Commission pursuant to Rule 24b-2 of the  Exchange Act of 1934, as amended.

31  November  2006

The WPT Enterprises, Inc.

- and -

PartyGaming Marketing (Gibraltar)

_________________________

TELEVISION SPONSORSHIP AGREEMENT

_________________________

Execution Version

THIS AGREEMENT is made the 31st day of November 2006.
BETWEEN

The WPT Enterprises, Inc. (a Delaware Limited liability Corporation) whose registered office is situated at 5700 Wilshire Boulevard, Ste. 350, Los Angeles, California 90036, USA (“WPT”); and

iGlobalMedia Marketing (Gibraltar) Limited, a company incorporated under the laws of Gibraltar whose registered office is situated at 57/63 Line Wall Road, Gibraltar, d/b/a “Party Gaming Marketing (Gibraltar)” with its principal place of business located at Regal House, Queensway, Gibraltar (“PartyPoker”).

each a “Party” and together the “Parties”.

1.              General Provisions

1.1.                                                      The section and schedule headings are for convenience only and shall not affect the interpretation of this Agreement.

1.2.                                                      References to the singular include the plural and vice versa, and references to one gender include the other gender.

1.3.                                                      Any phrase introduced by the expressions “including” or “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms.

1.4.                                                      Any references to Regulations (“Regulations”) shall be deemed to include (i) any statutory provisions and subordinate legislation, by-laws, licences, statutory instruments, rules, regulations, orders, notices, directions, consents or permissions made under that legislation, (ii) shall be construed as referring to any legislation which replaces, re-enacts, amends or consolidates such legislation (with or without modification) at any time, and (iii) any rule, by-law, license, regulation order, notices, directions consents or permissions made by a licensing body.

1.5.                                                      Any references to “Season” means the applicable series of Episodes (as defined below).

1.6.                                                      Any references to “Episode” means any individual television programme of International WPT Episodes or International PPT Episodes as appropriate.

1.7.                                                      References to PartyPoker Logos (or Marks) or WPT Logos (or Marks) shall mean those logos or marks as set forth on Appendix 3 or as may be substituted by the owning Party from time to time by notice in writing to the other Party.

1.8.                                                      Unless specifically provided to the contrary, all notices under this Agreement shall be in writing and shall be served in accordance with Section 5.

1.9.                                                      All Appendixes and Exhibits to this Agreement shall be deemed incorporated herein.

1.10.                                                The Parties intend to negotiate in good faith  with a view to enter into a Casino Member Agreement to reinstate the “PartyPoker Million” tournament (or other variation of name and format as approved by WPT and broadcaster) on the World Poker Tour.  The agreed-upon annual membership fee from PartyPoker to the World Poker Tour will be $100,000 all other terms to be negotiated in good faith.

1.11.                                                PartyPoker provides marketing services for its Group which provides on-line gaming products and services and, amongst other things, owns, controls, manages and administers various online poker websites, one of which is “PartyPoker.com” and another “PartyPoker.net” which is a free to play online poker school.

2.              Commencement Date

The Commencement Date of this Agreement shall be deemed to be November 31, 2006.

3.              WPT/PPT Television Sponsorship.

3.1.                                          World Poker Tour Season IV, V, & VI.

3.1.1.       Party Poker Integrations/WPT.  In consideration of the World Poker Tour Series Fees set out in Section 3.1.7, WPT agrees to provide PartyPoker certain post-production produced integrated sponsorship rights (“Television Integration Rights”) (as Set forth In Appendix 2) for use in each Episode of the international broadcast of Seasons IV, V & VI of the World Poker Tour  (the “International WPT Episodes”) for the following period: (a) Season IV — Commencing on the date of the first television broadcast in any territory of PartyPoker Primary Country List of the first Season IV episode and ending three (3) years from such date; (b) Season V — Commencing on the date of the first television broadcast in any territory of the PartyPoker Primary Country List of the first  Season V episode  and ending three (3) years from such date; and (c) Season VI — Commencing on the date of the first television broadcast in any territory of the PartyPoker Primary Country List of the first Season VI episode and ending three (3) years from such date.  For purpose of clarity, WPT’s sole obligations under this Section 3.1.1 is to provide the Television Integration Rights in the International WPT Episodes delivered to the applicable Approved Broadcasters and a failure of an Approved Broadcaster to exhibit any International WPT Episode with the Television Integration Rights in full shall not constitute a breach by WPT under this Section 3.1.1 provided always that nothing shall negate PartyPoker’s right under Section 3.1.7 to be obliged only to make payment of the World Poker Tour Series Fees for Qualified Deals and, where applicable, only where the Minimum Integration has been achieved.

3.1.2.       WPT Integrations.   Notwithstanding Section 3.1.1 above, WPT shall be entitled to incorporate its own in-show brand integrations similar to the Television Integration Rights granted to PartyPoker (“WPT Integrations”) at a Brand Prominence with WPT at a ratio of 1:4 in favour of PartyPoker into the International WPT Episodes provided that any WPT Integration in flop shots shall be below the flop and the poker table itself shall not include any URL extension for any online gaming website other than PartyPoker or a website which has as its main business referring visitors to one or more online gaming websites (e.g., the words “World Poker Tour” below the flop would be acceptable, www.wpt.com or www.wptacademy.com is not acceptable on the flop but would be acceptable in the 1:4 ration on the table ring).  For purpose of clarity, other than in regard to the flop shot and poker table, nothing in this Section 3.1.2 shall prohibit WPT from the promotion of its own online gaming sites in the International WPT Episodes. For the purposes of this Agreement the term “Brand Prominence” shall mean the relative prominence between the PartyPoker brand and WPT brands within the same Episode. For purposes of clarity but without prejudice to the grant to PartyPoker of the Television Integration Rights, PartyPoker acknowledges that there may be substantial physical on-site

WPT branding appearing in each Episode (similar to other sports leagues such as the NFL or NBA) and this form of WPT branding shall not be included within the calculation of WPT branding for the purposes of Brand Prominence.

3.1.3.       Option for Table Ring Branding.  PartyPoker may elect, at its sole discretion, to add to its Television Integration Rights with the addition of video branding on the poker table, table ring (“Table Ring Integration”) for an additional fee equal to the actual cost of providing such additional integration which shall be no more than Thirteen Thousand Dollars ($13,000) per Episode.

3.1.4.       WPT Sponsorship Exclusivity.  Subject to Section 3.1.4.1, to the extent that it is within WPT’s commercially reasonable control WPT agrees not to offer or grant any in-show graphic sponsorship integration in any International WPT Episode (“International Sponsorship Rights”) during the periods PartyPoker is entitled to the Television Integration Rights for such Episodes pursuant to this Section 3.

3.1.4.1.       Notwithstanding Section 3.1.4, WPT may grant International Sponsorship Rights to other third party sponsors for the International WPT Episodes provided that: (i) no third party shall be given the right to be named as the title sponsor of the International WPT Episodes; and (ii) no International Sponsorship Rights shall allow promotion (whether directly or indirectly) of any type of real money online gaming other than as specifically allowed under this Agreement . For purpose of clarity, this section is intended to include the restriction of sponsorship integration of subscription based sites operated by a PartyPoker Competitor. In this Agreement the term “PartyPoker Competitor” means, excluding WPT, any other undertaking whose primary business is real money online gaming including but not limited to, such offerings by PokerStars, UltimateBet, and 888.

3.1.5.       Broadcast Commitments.  WPT’s compensation in each territory in respect to the International WPT Episodes shall be conditional upon successfully securing television broadcast distribution and broadcast with the pre-approved broadcasters (the “Approved Broadcasters”) for the International WPT Episodes in countries listed on the PartyPoker Primary Country List and on the PartyPoker Secondary Country List (such Approved Broadcasters and Primary Country List and Secondary Country List being set forth in Appendix 1).  In order to qualify as an Approved Broadcaster in an approved country (the “Qualified Deals”), the following conditions must be met:   (a) WPT must use commercially reasonable efforts to secure spot advertising and broadcast sponsorship (where available) exclusivity in favour of PartyPoker and WPT  for the category of online gaming (subject to the arrangement of the Parties in Section 3.1.6) and where such exclusivity cannot be obtained, WPT shall use commercially reasonable efforts to ensure that there is a prohibition on any PartyPoker Competitor purchasing advertising or otherwise promoting its products during the broadcast of the International WPT Episodes; and (b) The time-slot for broadcast of the International WPT Episodes must be slated to begin airing before midnight for at least one broadcast run of at least half of the Episodes in the initial run on that Approved Broadcaster.

3.1.6.       Advertising Inventory Agreement.  PartyPoker will be responsible for negotiating advertising rates and obtaining advertising inventory around the exhibition of International WPT Episodes in each territory.  The Parties agree that WPT shall be entitled to purchase up to one-third of all available advertising inventory available to PartyPoker under those deals at the rates negotiated by PartyPoker.  A reasonable time before advertising fees become due to a broadcaster, PartyGaming will provide WPT with no less than fifteen (15) days notice to contribute (or not) what share it would like (up to 1/3).  WPT must respond within that fifteen (15) days or lose the opportunity for this round of advertising on this network. The Parties further agree that the timing of such payments must be commercially reasonable (i.e. not unreasonably in advance of the show(s) airing).

3.1.7.       World Poker Tour Series Fees.  For each Approved Broadcaster on the PartyPoker Primary Country List, PartyPoker agrees to pay the following Fixed Fees for each Qualified Deal, up to Five (5) deals per Season, on the Payment Dates for the International WPT Episodes. PartyPoker further agrees to pay the following Additional Fees in regard to the International WPT Episodes for each additional country in which WPT secures distribution and broadcast of Qualified Deals on an Approved Broadcaster on the PartyPoker Secondary List or on remaining countries on the PartyPoker Primary Country List (i.e., excluding the initial five (5) countries). Notwithstanding the Additional Fee payment triggers, PartyPoker’s payment obligations pursuant to this Section 3.1.7 shall be capped and shall not exceed the Maximum Season Fee for any applicable season.

Season	Fixed Fee(s)	Additional Fee(s)	Maximum Season Fee(s)	Payment Dates
IV	$500,000 (FIVE HUNDRED THOUSAND US DOLLARS) PER QUALIFED DEAL ON THE PRIMARY LIST	$125,000 (ONE HUNDRED AND TWENTY FIVE THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY/SECONDARY LIST	$5,000,000 (FIVE MILLION US DOLLARS)

For Fixed Fees (for Qualified Deals on the PartyPoker Primary Country List) and Additional Fees (for Qualified Deals on the Party Poker Secondary (or remaining Primary) Country Lists

PartyPoker will pay:

25% upon signing of the deal with the Approved Broadcaster;

25% upon the initial broadcast of an Episode to air (regardless of order of Episodes) in a Season which contain Minimum Integration.; and

V	$500,000 (FIVE HUNDRED THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY LIST	$125,000 (ONE HUNDRED AND TWENTY FIVE THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY/SECONDARY LIST	$6,000,000 (SIX MILLION US DOLLARS)	50% upon the initial broadcast of the tenth Episode to air (regardless of order of Episodes in a Season) which contains Minimum Integration.

VI	$500,000 (FIVE HUNDRED THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY LIST	$125,000 (ONE HUNDRED AND TWENTY FIVE THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY/SECONDARY LIST	$7,000,000 (SEVEN MILLION US DOLLARS)

For purposes of Fixed Fees and Addition Fees, Minimum Integration will mean: the inclusion of the PartyPoker Logo within the flop shot integration in substantially all of the occurrences of the flop shot in the Episode. Episodes will be deemed to contain Minimum Integration unless PartyGaming notifies WPT otherwise in writing within ten business days of airing.

In no event shall WPT be obligated to repay fees paid by PartyPoker pursuant to this Section.

3.2.                                          Professional Poker Tour Seasons I, II & III

3.2.1.       Party Poker Integrations/PPT.  In consideration of the Professional Poker Tour Series Fees set out in Section 3.2.7, WPT agrees to provide PartyPoker Television Integration Rights (as Set forth In Appendix 2) in each Episode of the international broadcast of Season I, II & III of the  Professional Poker Tour  (the “International PPT Episodes”) for the following period: (a) Season I — Commencing on the date of the first television broadcast in any territory of PartyPoker Primary Country List of the first Season I Episode and ending three (3) years from such date; (b) Season II — Commencing on the date of the first television broadcast in any territory of PartyPoker Primary Country List of the first Season II Episode  and ending three (3) years from such date; and (c) Season III — Commencing on the date of PartyPoker Primary Country List of the first television broadcast in any territory of the first Season III Episode and ending three (3) years from such date.  For purpose of clarity, WPT’s sole obligations under this Section 3.2.1 is provide Television Integration Rights in the International PPT Episodes delivered to applicable Approved Broadcasters and a failure of an Approved  Broadcaster to exhibit any International PPT Episode with the Television Integration Rights shall not constitute a breach by WPT under this Section 3.2.1 nor shall the failure of WPT to produce a

                                  Season II or III of the PPT  provided always that nothing shall negate PartyPoker’s right under Section 3.2.7 to be obliged only to make payment of the World Poker Tour Series Fees for Qualified Deals and, where applicable, only where the Minimum Integration has been achieved.

3.2.2.       PPT Integrations.   Notwithstanding Section 3.2.1 above, WPT shall be entitled to incorporate its own in-show WPT Integrations similar to the Television Integration Rights granted to PartyPoker at a Brand Prominence (defined above) with WPT at a ratio of 1:4 in favour of PartyPoker into the International PPT Episodes provided that any WPT Integration in flop shots shall be below the flop and the poker table itself shall not include any URL extension for any online gaming website other than PartyPoker or a website which has as its main business referring visitors to one or more online gaming websites  (e.g., the words  “Professional Poker Tour” below the flop would be acceptable, www.wpt.com or www.wptacademy.com is not acceptable on the flop shot but would be acceptable in the 1:4 ration on the table ring).  For purpose of clarity, other than in regard to the flop shot and poker table, nothing in this Section 3.2.2 shall prohibit WPT from the promotion of its own online gaming sites in the International PPT Episodes. For purposes of clarity but without prejudice to the grant to PartyPoker of the Television Integration Rights, PartyPoker acknowledges that there may be substantial physical on-site PPT branding appearing in each Episode (similar to other sports leagues such as the NFL or NBA) and this form of PPT branding shall not be included within the calculation of WPT branding for the purposes of Brand Prominence.

3.2.3.       Option for Table Ring Branding.  PartyPoker may elect, at its sole discretion, to add to its Television Integration Rights with Table Ring Integration for an additional fee equal to the actual cost of providing such additional integration which shall be no more than Thirteen Thousand Dollars ($13,000) per Episode.  Notwithstanding the foregoing, in the event PartyPoker and WPT come to an agreement for the domestic production/distribution of the Professional Poker Tour series, WPT agrees to provide on-site integration on the table ring in the international broadcasts at no additional cost provided there are no objections from the host-casino. domestic broadcaster or Regulatory issues. In the event of objection by either the host-casino, domestic broadcaster or where Regulatory issues arise, WPT shall inform PartyPoker and where PartyPoker elects and, it is reasonable to do so, WPT shall use commercially reasonable endeavours to challenge such decision.

3.2.4.       PPT Sponsorship Exclusivity.  Subject to Section 3.2.4.1, to the extent that it is within WPT’s commercially reasonable control WPT agrees not to offer or grant International Sponsorship Rights within any International PPT Episode during the periods PartyPoker is entitled to the Television Integration Rights for the episodes pursuant to this section 3.2.

3.2.4.1.       Notwithstanding Section 3.2.4, WPT may grant International Sponsorship Rights to other third party sponsors for the International WPT Episodes provided that (i) no third party shall be given the right to be named as the title sponsor of the International WPT Episodes; and (ii) no International Sponsorship Rights shall allow promotion (whether directly or indirectly) of any type of real money online gaming other than as specifically allowed under this Agreement. For purpose of clarity, this section is intended to encompass the restriction of sponsorship integration of subscription based sites operated by PartyPoker Competitors. ).

3.2.5.       Broadcaster Commitments.  WPT’s compensation in respect of the International PPT Episodes shall be conditional upon it successfully securing Qualified Deals

                                  (which shall apply mutatis mutandis to International PPT Episodes as for International WPT Episodes) with the Approved Broadcasters for the International PPT Episodes in countries listed on the PartyPoker Primary Country List and on the PartyPoker Secondary Country List (such Approved Broadcasters and Primary Country List and Secondary Country List being set forth in Appendix 1).

3.2.6.       Advertising Inventory Agreement.  PartyPoker will be responsible for negotiating advertising rates and obtaining advertising inventory around the exhibition of International PPT Episodes in each territory.  The Parties agree that WPT shall be entitled to purchase up to one-third of all available advertising inventory available to PartyPoker under those deals at the rates negotiated by PartyPoker.  A reasonable time before advertising fees become due to a broadcaster, PartyGaming will provide WPT with no less than fifteen (15) days notice to contribute (or not) what share it would like (up to 1/3).  WPT must respond within that fifteen (15) days or lose the opportunity for this round of advertising on this network. The Parties further agree that the timing of such payments must be commercially reasonable (i.e. not unreasonably in advance of the show(s) airing).

3.2.7.       Professional Poker Tour Series Fees.  For each Approved Broadcaster on the PartyPoker Primary Country List, PartyPoker agrees to pay the following Fixed Fees for each Qualified Deal, up to Five (5) deals per Season on the Payment Dates for the International PPT Episodes. PartyPoker further agrees to pay the following Additional Fees in regard to the International PPT Episodes for each additional country in which WPT secures distribution and broadcast of Qualified Deals on an Approved Broadcaster on the PartyPoker Secondary List or on remaining countries on the PartyPoker Primary Country List (i.e, excluding the initial five (5) countries).  Notwithstanding the Additional Fee payment triggers, PartyPoker’s payment obligations pursuant to this Section 3.2.7 shall be capped and shall not exceed the Maximum Season Fee for any applicable season.

Season	“Fixed Fee(s)”	“Additional Fee(s)”	“Maximum Season Fee(s)”	“Payment Dates”
I	$200,000 (TWO HUNDRED THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY COUNTRY LIST	$100,000 (ONE HUNDRED THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY/SECONDARY LIST	$3,000,000 (THREE MILLION US DOLLARS)

For Fixed Fees (for Qualified Deals on the PartyPoker Primary Country List) and Additional Fees (for Qualified Deals on the Party Poker Secondary (or remaining Primary) Country Lists

PartyPoker will pay:

25% upon signing of the deal with the Approved Broadcaster;

25% upon the initial broadcast of an Episode to air (regardless of order of Episodes) in a Season which contain Minimum Integration.; and

II	$300,000(THREE HUNDRED THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY COUNTRY LIST	$100,000 (ONE HUNDRED THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY/SECONDARY LIST	$4,000,000 (FOUR MILLION US DOLLARS)

50% upon the initial broadcast of the tenth Episode to air (regardless of order of Episodes in a Season) which contains Minimum Integration.

For purposes of Fixed Fees and Addition Fees, Minimum Integration will mean: the inclusion of the PartyPoker Logo within the flop shot integration in substantially all of the occurrences of the flop shot in the Episode. Episodes will be deemed to contain Minimum Integration unless PartyGaming notifies WPT otherwise in writing within ten business days of airing

In no event shall WPT be obligated to repay fees paid by PartyPoker pursuant to this Section.

III	$300,000 (THREE HUNDRED THOUSAND US DOLLARS) PER QUALIFIED DEAL ON THE PRIMARY COUNTRY LIST	$100,000 (ONE HUNDRED THOUSAND US DOLLARS)	$5,000,000 (FIVE MILLION US DOLLARS)

4.              WPT Regional Tour Events

4.1.                                          The Parties may elect in the future to produce co-branded regional tours.  In such event, the Parties will negotiate in good faith the specifics of the regional tour arrangements (e.g., fees, payments, etc.).

5.              Notices

5.1.                                                      Any notice required or permitted to be given by either Party to the other under this Agreement shall be given by properly addressed and appropriately headed Email and by overnight courier to the relevant addresses as may be provided from time to time.

5.1.1.                     PartyPoker shall serve notice by courier on the WPT at its registered addresses as set out above and marked for the attention of Adam Pliska, General Counsel. Any notice by email by PartyPoker shall be sent to slipscomb@worldpokertour.com and copied to apliska@worldpokertour.com  unless PartyPoker is notified otherwise.

5.1.2.                     The WPT shall serve notice by courier on PartyPoker to the address of its principal place of business and marked for the attention of the Director of Marketing. Any notice by email by the WPT shall be sent to davidw@partygaming.com and copied to richardh@partygaming.com  unless the WPT is notified otherwise.

5.2.                                                      Any such notice sent by a properly addressed and appropriately headed Email shall be deemed served upon receipt by the Party sending the same of an acknowledgement of sending, and if sent by courier, 24 hours after dispatch.

6.              Other Obligations of the Parties

6.1.                                                      PartyPoker agrees to use commercially reasonable efforts to use its media relationships to assist in the distribution efforts of (a) the International WPT Episodes and (b) the International PPT Episodes (collectively, the “Agreement Programming”) while this Agreement is in effect.

6.2.                                                      The Parties agree to work in good faith and in conjunction with each other in the distribution efforts regarding the Agreement Programming while this Agreement is in effect.

6.3.                                                      During the term of this Agreement and then only when it is commercially reasonable to do so, PartyPoker shall: (i) operate online satellite tournaments for World Poker Tour tournaments on an as and when basis (“Satellites”); (ii) maintain a tab or equivalent navigation to such Satellites within the poker client lobby of the www.partypoker.com platform; and (iii) generally promote the Satellites and the World Poker Tour Tournaments to which they relate on the www.partypoker.com website (the manner of such promotion shall be in the sole discretion of PartyPoker).

6.4.                                                      PartyPoker operates a poker website located at www.partypoker.com (the “.Com Site”). The .Com Site does not offer real money gaming to players who are currently located within the United States of America (“US Residents”), however US Residents may access the .Com Site and take part in poker games which do not comprise any wager. PartyPoker intends to offer third parties the right to advertise on the .Com Site (the “Inventory”). Certain Inventory shall be accessible to US Residents only (the “US Inventory”) PartyPoker shall provide 20% of the US Inventory each month for a period of six months from the date on which the WPT Banner is first visible on the .Com Site or until 10,000,000 page impressions have been achieved, whichever is the sooner. The WPT Banner shall mean an online banner advertisement for www.wptacademy.com  (160x90) which shall link directly to that website, the content of such banner shall be subject to the approval of PartyPoker (not to be unreasonably withheld or delayed).

7.              Publicity.

7.1.                                                      Advertising of WPT Tournaments.  In conjunction with Section 6.3 and for the period of this Agreement, Party Poker shall have the right to use WPT Logos approved by WPT for PartyPoker’s use under this Agreement (the “Approved WPT Logos”) for its promotions driving to WPT Tournaments.  Additionally, WPT agrees to provide PartyPoker between five and ten promotional clips per Season for Party Poker use and exhibition on its website during that applicable Season.

8.              License to Use Marks

8.1.                                                      Each Party grants to the other, subject to the terms and conditions of this Agreement, the non-exclusive, non-assignable and non-transferable right to use the other Party’s approved trademarks and logos in connection with the obligations of this Agreement.  All proposed uses of either parties’ trademarks shall be subject to the review and prior written approval of the other party. Neither Party shall manufacture, distribute or authorize the manufacture or distribution of, any promotional merchandise which bears any of the other party’s trademark without the other Party’s prior written approval, unless such merchandise has been purchased or otherwise obtained directly from such Party or an authorized license of such Party.

8.2.                                                      Nothing in this Agreement shall act as an assignment or transfer of ownership of Intellectual Property. “Intellectual Property” means all patents, trade marks, service marks, goodwill, registered designs, copyrights, applications for any of those rights, trade and business names (including internet domain names and e-mail address names), unregistered trade marks and service marks, copyrights, know-how, database rights, rights in designs and inventions; and rights of the same or similar effect or nature as or to those mentioned above, in each case in any jurisdiction.

9.              Payment and Record Keeping Provisions

9.1.                                                      Provision of Invoices.  Payments due to WPT by PartyPoker under this Agreement shall be made against presentation by WPT of an invoice addressed to PartyGaming Marketing (Gibraltar) at the principal place of business which shall be paid within thirty days (30) of the receipt of such invoice.

9.2.                                                      Interest For Late Payments.  If any payment due under this Agreement is not made within thirty (30) days after the date of receipt of a valid invoice then the Party to whom the debt is due shall be entitled to charge interest on the unpaid amount calculated at a daily rate of two per cent (2%) per annum above the prevailing Barclays Bank plc base rate throughout the period from the due date until payment in full.

9.3.                                                      Record Keeping/Auditing.  While this Agreement is in effect and for a period of at least three (3) years thereafter, the Parties hereto shall maintain such books and records (collectively, “Records”) as are necessary to substantiate that (i) all warranties made by the parties in this Agreement are true and accurate in all respects and each respective Party is in full compliance with this Agreement, and (ii) all invoices and other charges submitted to either Party for payment by the other Party hereunder were valid and proper.  All Records shall be maintained in accordance with generally accepted accounting principles consistently applied.  Twice every twelve (12) month period from execution hereof, the Parties and/or their representatives shall have the right, during normal business hours, upon seven (7) business days notice, to examine said Records.  The provisions of this Paragraph shall survive the expiration or earlier termination of this Agreement.

10.       General Warranties Of The Parties

10.1.                                                General Representations And Warranties. Each Party represents, warrants and undertakes to the other Party that: (i) such Party has the full corporate right, power and authority to enter into this Agreement, to grant the licenses granted hereunder and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement; (v) If at any time during this Agreement, a Party becomes aware of anything that may prevent it from performing its obligations hereunder, that Party shall  as soon as is reasonable in the circumstances  notify the other Party in writing of the same and the non-breaching Party shall upon receipt of such notification be entitled to seek further assurances.  If requested to provide such further assurances, the party requested shall take such actions (including, but not limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by the other Party for the implementation or continuing performance of this Agreement; and (vi) each Party has secured all rights necessary to in regard to approved Marks under this Agreement and such approved Marks do not violate the third party rights of third parties

10.2.                                                WPT warrants, undertakes and represents the following (a) that it has or will acquire all necessary rights necessary to produce any television program in this agreement and to stage the World Poker Tour and Professional Poker Tour.   WPT further warrants that it intends during the term of this Agreement for the Professional Poker Tour to remain an invitational tournament for internationally recognised elite professional poker players.  If that intent changes, WPT will give PartyPoker written notice of the new format.  PartyPoker shall have thirty (30) days to give WPT written notice that it would like to withdraw from the PPT portion of this Agreement.  If such notice is not received by WPT, it will be assumed that the Agreement applies to the new format of the PPT.

11.       Ownership/Rights

11.1.                                                Ownership.  Nothing in this Agreement is to be construed to give PartyPoker any ownership interest of any kind in the International WPT Episodes or the International PPT Episodes.

11.2.                                                Copyright.  WPT shall at all times be the sole exclusive owner of the copyright in each of the International WPT Episodes and International PPT Episodes.

11.3.                                                WPT’s Retention of Fees.  WPT shall be entitled to retain all revenues generated from the sale of tickets to any of its events, including, without limitation from all license fees generated from distribution of the International WPT Episodes and the International PPT Episodes.

12.       Insurance

12.1.                                                Each Party will maintain commercially reasonable and adequate insurance coverage to cover the risks associated with their activities and obligations in connection with this Agreement and provide a certificate evidencing such coverage.  Such certificate shall certify that the other party is listed as an additional insured under the insurance policy, which policy shall include a contractual liability endorsement to cover the obligations of this Agreement.

13.       Termination

13.1.                                                Without prejudice to any of the rights or remedies which may arise pursuant to this Agreement or otherwise, either Party shall be entitled to terminate this Agreement forthwith by notice in writing in the event of (a) the other Party entering into liquidation, whether compulsorily or voluntarily (save for the purpose of amalgamation or reconstruction) or compounding with its creditors or taking or suffering any similar action in consequence of debt; (b) the other Party being in material or persistent breach of any of its obligations hereunder, and if such breach is capable of remedy failing to comply within thirty (30) working days of a written notice requiring the remedy of such breach; (c) an administrator or administrative receiver being appointed over the assets of the other Party

14.       Termination Based on Regulations

14.1.                                                This Agreement may be terminated by WPT if WPT’s Board of Directors reasonably determines, in good faith, that one or more provisions of this Agreement, an affiliation with PartyPoker, a violation of Regulations, or individuals employed by PartyPoker could jeopardize any gaming regulatory license or permit held or applied for by WPT or Lakes Entertainment, Inc. (a “Defect”), wherein such Defect remains uncured within a reasonable time after notification by WPT to PartyPoker in writing, but in no event longer than ninety (90) days. Where WPT terminates under this Section 14.1, PartyPoker shall have no further obligation to make payment of any fees or costs which have not then accrued.

14.2.                                                This Agreement may be terminated by PartyPoker if any competent and duly authorised authority threatens or instigates regulatory enforcement proceedings or actions as a result of PartyPoker’s exercise of the Television Sponsorship Integration Rights and PartyPoker’s Board of Directors reasonably determine that it is no longer viable to continue with the Agreement. PartyPoker shall be required to provide reasonable evidence that such enforcement is imminent and that any such action has a reasonable prospect of success (based on the balance of probability test).  The Parties agree that such termination under this section shall not take effect until the Parties have had a reasonable time to consult which each other as to whether termination is necessary and reasonable. Notwithstanding the foregoing, in the event of termination under this Section 14.2, PartyPoker shall not be relieved of its obligations: in regard to the International WPT Episodes and International PPT Episodes to make payment of any accrued Fixed Fees and/or Addition Fees for any Qualified Deals prior to the date of termination, or in the event that fees have not been fully accrued based on payment terms related to the exhibition of a number of Episodes (e.g., the payment trigger based on the exhibition of a tenth Episode), then a fee based on the proportionate amount of Episodes which were actually broadcast in accordance with this Agreement.  WPT shall use all commercially reasonable endeavours to remove (or cause a broadcaster to remove) all PartyPoker Logos and branding from the International Episodes and Regional Tour Episodes.  PartyPoker will pay for any reasonable or pre-agreed out-of-pocket expenses WPT shall incur to so remove those logos and branding.

14.3                                                 As an alternative to termination, PartyPoker may elect by notice in writing to WPT to have any or all of the PartyPoker Marks, branding or other association removed from any or all of the International WPT Episodes or the PPT Episodes. Such removal shall be at PartyPoker’s own cost (which shall be reasonable and agreed in advance). WPT shall use all reasonable commercial endeavours to ensure that any broadcaster with whom it has a Qualified Deal is promptly provided with the updated version of the programme for broadcast and shall take reasonable steps to ensure that the PartyPoker branded version of the Episode is not broadcast. Nothing in this Section 14.3 shall relieve PartyPoker of its other obligations under this Agreement.  Furthermore, in the event that PartyPoker elects to remove branding pursuant to this Section, the Minimum Integration pursuant to 3.1.7 or 3.2.7 shall be deemed achieved for that applicable Qualified Deal.  For purpose of clarity, this Section 14.3 is intended to allow PartyPoker to remove branding while preserving WPT’s right to retain all sum it would otherwise be due under a Qualified Deal in a territory if such branding had not been removed.

15.       Effect of Termination

15.1.                                                In the event of early termination by either party, for whatever reason, in the event that the parties cannot agree a settlement through good faith negotiations within 30 days, the matter will be submitted to binding arbitration under JAMS, to determine the remaining responsibilities of the parties within the limits of liability in Section 16.  Notwithstanding the foregoing, the Parties understand neither WPT or PartyPoker will, in any way, be limited regarding actions it believes, at its sole discretion, it must take to comply with United States and international laws or to comply with Regulations. With regard to these issues, PartyPoker and WPT will be restricted to monetary damages awarded by the arbiter.

16.       Indemnification

16.1.                                                Indemnity.  Subject to the limits on liability in Section 17.1 of this Agreement, Each Party will defend, indemnify, save and hold harmless the other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all final awards of damages, costs and expenses, including reasonable attorneys’ fees arising directly from a third party claim, resulting from the indemnifying Party’s material breach of any obligation, representation, or warranty of this Agreement. The Indemnity is conditional on (i) the indemnified party notifying the indemnifying party of the existence of that claim as soon as is reasonably practicable in the circumstances; (ii) the indemnified party giving indemnifying party all reasonable assistance at the indemnifying party’s own cost in connection with that claim; (iii) the indemnifying party, at its own cost, having sole control of the defence of that claim and all related settlement negotiations; (iv) without prejudice to the above, the  indemnified party taking all necessary steps to mitigate its losses; and (v) the extent the event that triggers this indemnity is attributable (directly or indirectly) to the indemnified party’s  wilful misconduct, negligence or its own material breach of the Agreement.

17.       Limitation of Liability.

17.1.                                                Neither Party will be liable to the other under or in connection with this Agreement, whether in contract, tort (including negligence), misrepresentation (other than where made fraudulently), breach of statutory duty, or otherwise for:

17.1.1.               any loss of business, contracts, profits, anticipated savings, goodwill, or revenue; or

17.1.2.               for any indirect or consequential loss whatsoever incurred by a Party whether or not the party relying on this provision was advised in advance of the possibility of any such loss.

17.2.                                                Nothing in this Agreement shall exclude or restrict either Party’s liability for fraud, death or personal injury resulting from that Party’s negligence.

17.3.                                                Subject to Section 17.5, the total aggregate liability for any one event of series of unconnected events arising out of either the World Poker Tour Seasons or the Professional Poker Tour Seasons (each a “Tour”) for (i) PartyPoker under this Agreement shall be limited to the actual moneys owed or due to WPT as a result of its performance under the Agreement for the applicable Tour only; and (ii) WPT under this Agreement shall be limited to the actual moneys it received under this Agreement for the applicable Tour only.  For purpose of clarity, when calculating the liability caps, the Parties shall act as if two separate deals where made for each Series so that the overall cap of liability for each Season is limited by its own value.

17.4.                                                Notwithstanding the foregoing, for each Tour where a Party has successfully met its obligations and is not in material breach pursuant to this Agreement that Party’s limit of liability shall be reduced by that Season of the Tours fees under this Agreement.  For purpose of illustration only, in the event PartyPoker is not in material breach of its warranties and obligations and has paid WPT all fees owned for Season IV of the International WPT Episodes, its total limit of liability for Season’s V & VI shall be limited to those two remaining Seasons.

18.       Waiver of Injunctive Relief

18.1.                                                In the event of any breach by WPT of this Agreement or any of  WPT’s  obligations hereunder, the rights and remedies of PartyPoker shall be limited to the right to recover damages, if any, in an action at law, and PartyPoker  hereby waives any right or remedy in equity, including without limitation the right to seek injunctive or other equitable relief to enjoin, restrain or otherwise impair in any manner the production, distribution, exhibition, promotion or other exploitation of the television series and/or Episodes produced in connection with this Agreement or any parts or elements thereof.

19.       Confidentiality

19.1.                                                Each Party shall ensure that any of its employees, servants or agents shall not divulge or communicate directly or indirectly to any person other than those whose province it is to know the same or with proper authority (and shall use its best endeavours to prevent the publication or disclosure of) any of the trade secrets intentions or other confidential information of the other Party which it may receive or obtain during the currency of this Agreement but shall cease to apply to any information that comes into the public domain.

20.       Press Release

20.1.                                                No announcement or public releases shall be made by either Party in relation to this Agreement without the prior written consent of the other.

21.       Miscellaneous

21.1.                                                Entire Agreement.  This Agreement (together with the Appendices and other documents incorporated within the Agreement) constitutes the entire agreement between the Parties in relation to its subject matter, and replaces and extinguishes all prior agreements, undertakings, arrangements, understandings or statements of any nature made by the Parties, whether oral or written, with respect to such subject matter.

21.2.                                                Each Party acknowledges that it has not relied on any statements, warranties or representations given or made by any other Party under or in connection with this Agreement.

21.3.                                                Assignment.  Neither party shall assign, transfer or pledge this Agreement, or any interest or rights of any kind herein, without the prior written consent of the other party, except in connection with a merger, reorganization or sale of all or substantially all of the business or equity interests either party.  Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Notwithstanding the foregoing, in the event that WPT is acquired by a third-party (a “Third-Party Acquisition”), either Party may terminate this Agreement by providing written notice to the other Party within Sixty (60) days after the public disclosure of sale of WPT.  For purpose of clarity, in the event of a termination pursuant to a Third-Party Acquisition, the Effect of Termination provisions of Section 15.1 shall control.

21.4.                                                Except as expressly set out in this Agreement all warranties and representations, whether oral or in writing and whether express or implied, either by operation of law, statutory or otherwise, are hereby expressly excluded to the maximum extent permitted by law.

21.5.                                                No Partnership.  This Agreement shall not create any partnership or joint venture between the Parties.

21.6.                                                WPT acknowledges that for all purposes under this Agreement, has no authority to bind PartyPoker in respect of third parties, and nothing in this Agreement shall constitute the appointment of one party as agent of the other.

21.7.                                                Governing Law.  This Agreement shall be governed by and construed in accordance with the Laws of England. Subject to the arbitration provisions of Section 15.1, the Parties irrevocably agree that the High Court of Justice of England shall have exclusive jurisdiction in relation to any claim, dispute or difference concerning this Agreement and any matter arising there from.

21.8.                                                If any provision of the Agreement is held by any competent authority to be invalid or unenforceable in whole or in part the validity of the other provisions of this Agreement and the remainder of the provision in question shall not be affected.

21.9.                                                Force Majeure.  Except as otherwise set forth in this Agreement, a party will not be deemed to have materially breached this Agreement to the extent that performance of its obligations (except payment obligations) or attempts to cure any breach are delayed or prevented by reason of any act of God, fire, natural disaster, accident, act of government, or any other cause beyond the reasonable control of a party.  The party whose performance is delayed or prevented must resume performance of its obligations as soon as practicable.

21.10.                                          No variation of this Agreement shall be valid unless it is in writing and signed by or on behalf of each of the parties.

21.11.                                          Survival Clause.  The following Sections shall survive any termination or expiration of this agreement: Sections 5, 8.1 (in regard to branding in shows added during the Term of this Agreement), 9.2, 9.3, 10-11, 13-22.

22.       Settlement and Waiver of Previous Claims.

22.1.                                                The Parties agree to waive any and all claims against the other Party, its Group, its directors, employees, agents and contractors arising prior to the Commencement Date whether or not the Parties were aware of the cause of action giving rise to the claim or not solely arising out of an agreement between the Parties dated May 1 2002 and any amendments to that agreement.

22.2.                                                The waiver set out in Section 22.1 shall survive the termination of this Agreement for whatever reason.

IN WITNESS whereof the parties acting by their duly authorised officials have set their hands the day and year first before written.

For and on behalf of:

The WPT Enterprises, Inc.

/s/ Adam Pliska
Adam Pliska	Date: 12/4/06
General Counsel

For and on behalf of :
iGlobalMedia Marketing (Gibraltar) Limited

/s/ Rupam Deb	Date: 11/30/06
Rupam Deb
Director, Sales & Marketing

Appendix 1

Primary & Secondary Territory Lists

And Approved Broadcasters

As set out in the document Annexed to this Agreement.

WPT shall have the right to request that new broadcasters be added to the Approved Broadcaster list.  PartyPoker shall approve or deny inclusion of the new broadcaster within fifteen (15) days, such approval not to be unreasonably withheld. It shall not be unreasonable for PartyPoker to withhold consent to the addition of an Approved Broadcaster where such additional broadcaster, in the opinion of PartyPoker, is less substantial than the current Approved Broadcasters.

PartyPoker shall have the right to request that new broadcasters be added or deleted to the Approved Broadcaster list. provided that WPT shall have the right approve or deny PartyPoker’s request, within WPT’s sole discretion.  WPT shall approval or denial shall be within fifteen (15) days of the request provided that a failure by WPT to respond will be deemed a denial.

Appendix 2

Television Sponsorship Integration

Post-Production in-show Integration shall include:

(a)                        Various animated and static PartyPoker logos throughout the covered Episodes;

(b)                       The static PartyPoker Logo on the table felt, including the “Flop Shot”;

(c)                        the PartyPoker logo on the WPT Hole Card Cam and Chip Count; and

(d)                       Four (4) to Five (5) verbal references to the applicable PartyPoker sponsor within the voiceover for each Programme.

Appendix 3

Marks And Logos

To be provided by the applicable party as soon as possible after the execution of this Agreement

Country	Broadcaster	Approved For Distribution Bonus	Specific Caveats
**	**	YES
YES
YES
YES
YES
		YES *	* Has to be on all feeds across the regions
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
		YES *	* Has to be on all feeds across the regions
		YES *	* Has to be on all feeds across the regions
		YES *	* Has to be on all feeds across the regions
		YES *	* Has to be on all feeds across the regions
		YES *	* Has to be on all feeds across the regions
		YES *	* Has to be on all feeds across the regions
		YES *	* Has to be on all feeds across the regions
		YES *	* Has to be on all feeds across the regions
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
		YES *	* Has to be on all feeds across the regions
		YES *	* Has to be on all feeds across Scandinavia
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES

YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES	*	* Has to be on all feeds across the regions
YES	*	* Has to be on all feeds across the regions
YES	*	* Has to be on all feeds across the regions
YES	*	* Has to be on all feeds across the regions
YES	*	* Has to be on all feeds across the regions
YES	*	* Has to be on all feeds across the regions
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES

YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES *	* Has to be on all feeds in Scandinavia
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES

YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES

PG Approved Broadcaster List for WPT

Final Top 20 Primary Territory List	Final Top 20 Secondary Territory List
**	**

Notes:

No. of additional broadcasters added to list since first draft:	38
No. of additional broadcasters approved by PG since first draft:	23
No. of additional broadcasters declined by PG since first draft:	15

Country	Broadcaster	Adults 15- 34 SOV	Comments	Initial List	Approved For Top 5	Approved For Distribution Bonus

Top 20 Primary Territories
**	**	**	**	YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	NO	NO
				YES	NO	NO
				YES	YES*	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				NO	YES	YES
				YES	NO	NO
				YES	YES	YES
				YES	NO	YES
				YES	YES	YES
				YES	YES	YES
				YES	NO	NO
				NO	NO	YES
				YES	YES	YES
				YES	YES	YES
				YES	NO	NO
				YES	NO	NO
				YES	NO	YES
				YES	NO	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				YES	YES	YES
				NO	YES	YES
				NO	YES	YES
				YES	NO	NO

YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	NO
YES	YES	YES
YES	NO	NO
YES	YES	YES
YES	YES	YES
YES	NO	YES
YES	YES	YES
YES	NO	NO
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	NO
YES	YES	YES
YES	YES	YES
YES	NO	NO
NO	YES	YES
NO	YES	YES
NO	NO	YES
YES	NO	NO
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	YES
NO	YES	YES
YES	YES	YES
YES	NO	NO
YES	NO	YES
YES	YES	YES
YES	NO	YES
YES	YES	YES
YES	NO	NO
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	NO
YES	NO	YES

YES	NO	YES
YES	NO	NO
YES	YES	YES
YES	NO	YES
YES	NO	NO
YES	YES	YES
YES	NO	YES
YES	YES	YES
YES	NO	NO
YES	YES	YES
YES	NO	NO
YES	NO	YES
YES	NO	YES
NO	YES	YES
NO	YES	YES
NO	NO	YES
YES	NO	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	YES
YES	NO	NO
NO	NO	YES
YES	YES	YES
YES	YES	YES
YES	NO	NO
NO	YES	YES
NO	YES	YES
YES	YES	YES
YES	YES	YES
NO	YES	YES
NO	YES	YES
YES	YES	YES
YES	NO	YES
YES	NO	NO
YES	NO	NO
YES	YES	YES
NO	NO	YES
YES	NO	NO
NO	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	YES
YES	YES	YES

YES	NO	NO
YES	NO	NO
YES	YES	YES
NO	NO	YES
NO	NO	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	YES
YES	NO	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	YES
YES	YES	YES
YES	NO	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	NO
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	NO
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	NO
YES	YES	YES
YES	YES	YES
YES	YES	YES
YES	NO	NO
YES	NO	NO
YES	NO	NO
YES	NO	YES
YES	YES*	YES

Secondary Top 20 Territories
**	**	**	**	YES	NO	NO
				YES	NO	YES
				YES	NO	NO
				YES	NO	NO
				YES	NO	YES
				YES	NO	NO
				YES	NO	NO
				YES	NO	NO
				YES	NO	NO
				YES	NO	NO
				YES	NO	YES
				YES	NO	NO
				YES	NO	YES
				YES	NO	YES
				NO	NO	YES
				NO	NO	YES
				YES	NO	NO
				YES	NO	YES
				YES	NO	YES
				YES	NO	YES
				YES	NO	YES
				YES	NO	YES
				YES	NO	YES
				YES	NO	YES
				YES	NO	YES
				YES	NO	NO
				YES	NO	YES
				YES	NO	YES
				YES	NO	NO
				YES	NO	NO
				YES	NO	YES
				NO	NO	YES
				YES	NO	NO
				YES	NO	NO
				YES	NO	YES
				YES	NO	NO
				YES	NO	YES
				YES	NO	YES
				YES	NO	YES
				NO	NO	NO
				YES	NO	YES
				YES	NO	YES
				YES	NO	YES
				NO	NO	YES
				NO	NO	NO
				YES	NO	NO
				YES	NO	NO

YES	NO	YES
YES	NO	NO
YES	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	NO
YES	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	NO
YES	NO	NO
YES	NO	NO
YES	NO	YES
YES	NO	YES
	NO	NO
YES	NO	NO
YES	NO	NO
YES	NO	YES
NO	NO	YES
YES	NO	YES
NO	NO	YES
YES	NO	NO
YES	NO	NO
YES	NO	YES
NO	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	NO
YES	NO	NO
YES	NO	NO
YES	NO	NO
NO	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	YES
NO	NO	NO
YES	NO	NO
YES	NO	NO
YES	NO	YES
YES	NO	NO
YES	NO	YES
YES	NO	YES
YES	NO	YES

YES	NO	NO
YES	NO	NO
YES	NO	NO
YES	NO	YES
YES	NO	NO
YES	NO	YES
YES	NO	YES
NO	NO	YES
YES	NO	YES
YES	NO	NO
YES	NO	NO
YES	NO	YES
NO	NO	YES
NO	NO	YES
YES	NO	NO
YES	NO	NO
YES	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	YES
NO	NO	YES
YES	NO	NO
YES	NO	NO
NO	NO	YES
NO	NO	YES
NO	NO	YES
YES	NO	NO
YES	NO	YES
YES	NO	YES
YES	NO	YES
YES	NO	YES

Country	Broadcaster	Approved For Top 5	Specific Caveats
**	**	YES
YES
YES
YES
YES
		YES*	* Has to be ** followed by repeats on both **
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
		YES*	* Has to be on all feeds across the regions
		YES*	* Has to be on all feeds across the regions
		YES*	* Has to be on all feeds across the regions
		YES*	* Has to be on all feeds across the regions
		YES*	* Has to be on all feeds across the regions
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES

YES
YES
YES
YES*	* Has to be on all feeds across the regions
YES*	* Has to be on all feeds across the regions
YES*	* Has to be on all feeds across the regions
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES
YES*	* Has to be played across ** 1-3 a minimum of 4 times